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                       SUPPLEMENT DATED JUNE 22, 2006 TO

                       PROSPECTUS DATED MAY 1, 2006 FOR

             FLEXIBLE PREMIUM VARIABLE DEFERRED ANNUITY CONTRACTS

                                   ISSUED BY

                  GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

                                  THROUGH ITS

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

This supplement updates certain information contained in your prospectus. Please keep it and keep it with your prospectus for future reference.

Income Payments

The first paragraph of the "Income Payments" section of the prospectus is replaced in its entirety with the following:

       The Maturity Date is the date income payments begin under the contract, provided the Annuitant is still living on that date. The Maturity Date must be a date at least thirteen months from the date the contract is issued. (If the Guaranteed Income Rider or one of the Payment Protection Rider Options is elected, income payments may begin on a different date under the terms of the rider. See the "Guaranteed Income Rider" and the "Payment Protection Rider Options" sections of this provision.)

       The owner selects the contract's initial Maturity Date at issue. Thereafter, until income payments begin, the owner may elect to extend the Maturity Date in one-year increments, so long as the new Maturity Date is not a date beyond the latest permitted Maturity Date. The latest Maturity Date we currently permit may not be a date beyond the younger Annuitant's 90th birthday, unless we consent to a later date. We reserve the right to discontinue to allow the deferral of the Maturity Date at any time and without prior notice. Any consent for a new Maturity Date will be provided on a non-discriminatory basis.

       An owner may request to change the Maturity Date by sending written notice to our Home Office prior to the Maturity Date then in effect. If you change the Maturity Date, the Maturity Date will mean the new Maturity Date selected, provided such Maturity Date is not a date beyond the latest permitted Maturity Date. If income payments have not commenced upon reaching the latest permitted Maturity Date, we will begin making payments to the named payee. In this circumstance: (i) if the Guaranteed Minimum Withdrawal Benefit Rider applies, income payments will be made in the form of Life Income with a 10 Year Period Certain;
       (ii) if the Guaranteed Minimum Withdrawal Benefit for Life Rider applies, income payments will be made pursuant to Optional Payment Plan 6, Fixed Income for Life; (iii) if the Guaranteed Income Rider applies, income payments will be made in the form of Life Income with a 10 Year Period Certain; or (iv) if one of the Payment Protection Rider Options applies, income payments


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       will be made in the form of a Life Income. If, however, at the latest permitted Maturity Date these riders do not apply, income payments will be made in the form of a Life Income with a 10 Year Period Certain.

       A Maturity Date that occurs or is scheduled to occur at an advanced age (e.g., past age 85) may, in certain circumstances, have adverse income tax consequences. See the "Federal Tax Matters" provision of this prospectus. Contracts issued to qualified retirement plans provide for income payments to start on the date and under the option specified by the plan.

The paragraph titled "Plan 6 -- Fixed Income for Life" in the "Optional Payment Plans" provision of the "Income Payments" section of the prospectus is replaced in its entirety with the following:

       Plan 6 -- Fixed Income for Life. This option provides for us to make monthly payments of a fixed amount for the life of the Annuitant or, if there are Joint Annuitants, the last surviving Annuitant. If the Guaranteed Minimum Withdrawal Benefit for Life Rider has been elected and the contract has reached the latest permitted Maturity Date, the fixed amount payable annually will be greater than or equal to the most recently calculated Withdrawal Limit. If the last surviving Annuitant dies, no amount will be payable under this option.